EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 23, 2002, included in Riggs National Corporation's Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this Registration Statement.

                                                 /s/ ARTHUR ANDERSEN LLP
                                                     -------------------
                                                     Arthur Andersen LLP

Vienna, Virginia
April 18, 2002